Lease Commitments and Total Rental Expense (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Sep. 30, 2014 property	Sep. 30, 2013
Lease Commitments and Total Rental Expense [Abstract]
Property Subject to or Available for Operating Lease, Number of Units	5
2015	$ 577
2016	500
2017	503
2018	375
2019	279
Thereafter	1,528
Operating Leases, Future Minimum Payments Due, Total	3,762
Operating Leases, Rent Expense, Net	$ 797	$ 786